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                                  EXHIBIT 10.27

                                                              April 15, 2000


Janex International, Inc.
2999 N. 44th Street
Suite 225
Phoenix, AZ  85018

Ladies and Gentlemen:

        This letter supplements the letter dated March 9, 2000 (the "Letter") between Palmilla Ventures Limited Partnership and the Company regarding the subject matter hereof. The undersigned Palmilla Ventures Limited Partnership in March 1999 (the "Partnership") surrendered to the Company 10,000,000 shares ("Shares") of common stock of the Company, no par value ("Common Stock").

        Of the 10,000,000 shares surrendered by the Partnership to the Company, 5,000,000 shares were beneficially owned by the Partnership, 1,159,952 shares were being held by the Partnership for the benefit of Daniel Lesnick, 2,182,417 shares were being held by the Partnership for the benefit of Mr. and Mrs. Howard Moore, and 1,657,631 shares were being held for the benefit of Mr. Les Friedland (the Partnership, Mr. Lesnick, Mr. and Mrs. Howard Moore, and Mr. Friedland are hereinafter collectively referred to as the "Lenders"). The 2,000,000 compensation shares issuable to the Partnership pursuant to the Letter shall be issued by the Company directly to the Lenders PRO RATA based on the number of shares surrendered by or on behalf of each Lender in relation to the total number of shares (10,000,000). For example, the Partnership would be entitled to one million shares (5,000,000/10,000,000 x 2,000,000) and Mr. Friedland would be entitled to 331,526 shares (1,657,631/10,000,000 x 2,000,000). In addition, the shares of Common Stock (minimum 10,000,000) issuable to the Partnership pursuant to the Letter in replacement of the Shares shall be issued by the Company directly to the Lenders PRO RATA based on the number of shares surrendered by or on behalf of each Lender in relation to the total number of shares. For example, in the event that 15,000,000 shares were issued in replacement of the Shares, 7,500,000 shares would be issued to the Partnership (5,000,000/10,000,000 x 15,000,000) and 1,739,928 shares would be issued by the Company directly to Mr. Lesnick (1,159,952/10,000,000 x 15,000,000).

        In the example in paragraph 2 of the Letter, the number of replacement shares that would be issued would be 20,000,000; that is $20,000,000 divided by $1.00.

        The Company agrees to indemnify the Lenders (including partners) for any taxes arising out of the transaction contemplated by this agreement, other than taxes related to the 2,000,000 compensation shares issuable to the Lenders hereunder.

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        Except as supplemented hereby, the Letter remains in full force and effect.

        If the foregoing meets with your approval, kindly confirm your agreement by executing this letter agreement where indicated below and returning a copy to each Lender.


                                Very truly yours,

                                PALMILLA VENTURES LIMITED PARTNERSHIP


                                /s/ Vincent Goett
                                -----------------------------------------------
                                By: Vincent Goett, its general partner


                                /s/ Melissa Goett
                                -----------------------------------------------
                                By: Melissa Goett, its general partner


                               /s/ Daniel Lesnick
                               ------------------------------------------------
                               Daniel Lesnick


                               /s/ Les Friedland
                               ------------------------------------------------
                               Les Friedland


                               /s/ Howard Moore
                               ------------------------------------------------
                               Howard Moore


                               /s/ Helene Moore
                               ------------------------------------------------
                               Helene Moore

AGREED AND ACCEPTED

Janex International, Inc.

By: /s/ Vincent Goett
    ----------------------------------------------
    Vince Goett, Chief Executive Officer,
    duly authorized

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                                                              March 9, 2000

Janex International, Inc.
2999 N. 44th Street
Suite 225
Phoenix, AZ 85018

Ladies and Gentlemen:

        This letter supercedes the letter dated March 3, 2000 between Vincent Goett and the Company regarding the subject matter hereof. The undersigned (the "Partnership") understands that Janex International, Inc. (the "Company") does not currently have sufficient authorized but unissued shares of common stock to execute its business and financial plans. You have requested that the Partnership surrender to the Company 10,000,000 shares of common stock of the Company, no par value ("Common Stock"), and the Partnership is willing to do so on the terms and conditions set forth in this letter agreement.

        The Partnership agrees to surrender to the Company 10,000,000 shares of Common Stock (the "Shares") so that such shares can be restored to the status of authorized but unissued shares. In consideration of the Partnership surrendering the Shares to the Company, promptly following amendment of the Company's charter to increase to 65,000,000 the number of authorized shares of Common Stock, the Company shall issue to the Partnership, as compensation for surrendering the Shares, 2,000,000 shares of Common Stock. Further, in addition to the foregoing compensation, the Company shall issue to the Partnership 10,000,000 shares of Common Stock, in replacement of the Shares, provided that, if the "Average Price of the Common Stock" on the date such replacement shares are issued to the Partnership is less than the "Average Price of the Common Stock" on the date the Partnership surrendered the Shares to the Company, then the number of shares to be issued to the Partnership in replacement of the Shares shall be equal to that number of shares determined by the quotient of (i) the product of 10,000,000 and the "Average Price of the Common Stock" on the date the Partnership surrendered the Shares to the Company, DIVIDED BY (ii) the "Average Price of the Common Stock" on the date the replacement shares are to be issued to the Partnership. For example, if the "Average Price of the Common Stock" is $2.00 on the date the Partnership surrenders the Shares to the Company, and the "Average Price of the Common Stock" on the date the replacement shares are to be issued to the Partnership is $1.00, then, the number of replacement shares to be issued to the Partnership shall be 16,000,000; that is, $16,000,000.00 divided by $1.00. For purposes of this letter agreement, "Average Price of the Common Stock" means the average closing price of the Common Stock during the preceding five trading days, as quoted on the NASD OTC Bulletin Board (or such other exchange or quotation system on which the Common Stock is then listed or quoted).

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        The Company agrees to indemnify the Partnership and its partners for any taxes arising out of the transaction contemplated by this agreement, other than taxes related to the 2,000,000 compensation shares issuable to the Partnership hereunder.

        If the foregoing meets with your approval, kindly confirm your agreement by executing this letter agreement where indicated below and returning a copy to the Partnership, whereupon the Partnership will surrender the Shares to the Company.



                                Very truly yours,

                                PALMILLA VENTURES LIMITED PARTNERSHIP


                                /s/ Vincent Goett
                                -----------------------------------------------
                                By: Vincent Goett, its general partner


                                /s/ Melissa Goett
                                -----------------------------------------------
                                By: Melissa Goett, its general partner


AGREED AND ACCEPTED

Janex International, Inc.

By: /s/ Chuck Foley
    ---------------------------------------
Chuck Foley, Chief Financial Officer,
duly authorized